UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

August 14, 2020

Date of Report

(Date of earliest event reported)

Cornerstone OnDemand, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number 001-35098

Delaware	13-4068197
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1601 Cloverfield Blvd.

Suite 620 South

Santa Monica, CA 90404

(Address of principal executive offices, including zip code)

(310) 752-0200

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	CSOD	Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 14, 2020, the board of directors of Cornerstone OnDemand, Inc. (the “Company”) appointed Trish Coughlin as interim Chief Financial Officer and principal financial officer, effective August 14, 2020. Ms. Coughlin will continue to serve as Chief Accounting Officer and principal accounting officer. On July 17, 2020, the Company announced the resignation of Brian L. Swartz from his position as Chief Financial Officer, effective August 14, 2020.

Trish Coughlin, age 50, has served as our Chief Accounting Officer since January 2019. From March 2013 to January 2019, Ms. Coughlin served as Corporate Controller of Workday, Inc., a provider of enterprise cloud applications for finance, HR, and planning. From August 2003 to March 2013, Ms. Coughlin served in various positions at the Goldman Sachs Group, Inc., including as Managing Director. Ms. Coughlin holds a B.S. in Accounting and a B.A. in International Relations from Lehigh University.

While serving as interim Chief Financial Officer, Ms. Coughlin will continue to receive her annual salary, plus a monthly stipend of $5,000. In addition, Ms. Coughlin will be entitled to receive a bonus under the Company’s executive compensation plan for fiscal year 2020 based on a target bonus amount of $143,480. In connection with her appointment, Ms. Coughlin was also awarded a new restricted stock award for 6,792 shares of Common Stock subject to time-based vesting over four years.

There are no arrangements or understandings between Ms. Coughlin and any other persons pursuant to which she was selected as interim Chief Financial Officer. There are also no family relationships between Ms. Coughlin and any director or executive officer of the Company and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cornerstone OnDemand, Inc.

/s/ Adam Weiss
Adam Weiss Chief Administrative Officer & General Counsel

Date: August 19, 2020